SPARX JAPAN FUND, a
series of

SPARX FUNDS TRUST

P.O. Box 1213
Milwaukee, Wisconsin 53201-1213
1-800-632-1320

STATEMENT OF ADDITIONAL INFORMATION
FEBRUARY 28, 2005
As revised, July 27, 2005

SPARX Funds Trust (the "Trust"), a no-load, open-end management investment company, currently has one investment portfolio (series), SPARX Japan Fund (the "Fund"). This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for the Fund, dated February 28, 2005, as revised July 27, 2005, as it may be further revised from time to time.

The Fund currently offers two classes of shares—Investor shares and Institutional shares. Investor shares and Institutional shares are identical, except as to minimum investment requirements and the services offered to, and expenses borne by, each class.

To obtain a copy of the Fund's Prospectus, please write or call the address or telephone number above.

TABLE OF CONTENTS

Page

Additional Information About Investment Strategies, Policies and Risks

Investment Restrictions

Management

Summary of Proxy Voting Policy and Procedures

Determination of Net Asset Value

Portfolio Transactions

How to Buy and How to Sell Shares

Shareholder Servicing and Distribution Plan (Investor shares only)

Dividends and Distributions

Taxation

Information About the Trust and the Fund

Counsel and Independent Registered Public Accounting Firm

Additional Information	1 10 12 18 19 20 21 22 23 23 26 27 27

ADDITIONAL INFORMATION ABOUT INVESTMENT
STRATEGIES, POLICIES AND RISKS

Some of the different types of securities in which the Fund may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objective, Strategy and Policies." Risks associated with investing in the Fund are described under "Main Risks" in the Prospectus. Additional information concerning certain of the Fund's investment strategies, policies and risks is set forth below.

Japanese securities

Japan's securities markets may operate differently than those in the United States and present different risks. Securities trading volume and liquidity may be less than in United States markets and, at times, market price volatility may be greater.

Because evidences of ownership of the Fund's investments will generally be held outside the United States, the Fund will be subject to additional risks which include possible adverse political, social and economic developments, adoption of governmental laws or restrictions which might adversely affect securities holdings of investors located outside Japan, whether related to currency or otherwise. Moreover, the Fund's portfolio securities may trade on days when the Fund does not calculate its net asset value and thus affect the Fund's net asset value on days when investors have no access to the Fund.

Equity securities

Equity securities, including common stock, preferred stock, warrants and other rights, and securities convertible into or exchangeable for common stocks, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

The Fund may purchase securities of mid and small capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies. These securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. The Fund may purchase securities of companies that have no earnings or have experienced losses. The Fund generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid. The Fund may invest in securities of venture stage companies, which present the risks of investment in small companies plus certain additional risks. Venture stage companies represent highly speculative investments by the Fund, because the concepts generally are unproven, the companies have little or no track record, and the prospect of an initial public offering is highly contingent upon factors that are often not in the companies' control. For example, since venture stage companies are not subject to public reporting requirements and do not file periodic reports, there is less publicly available information about them than there is for other small companies, if there is any at all. The Fund therefore must rely solely on SPARX Investment & Research, USA, Inc., the Fund's investment adviser ("SPARX"), to obtain adequate information to evaluate the potential returns from investing in these companies. In addition, venture stage companies tend to rely even more heavily on the abilities of their key personnel than more mature companies do. Competition for qualified personnel and high turnover of personnel are particularly prevalent in venture stage companies. The loss of one or a few key managers can substantially hinder or delay a venture stage company's implementation of its business plan. The Fund's ability to realize value from an investment in a venture stage company is to a large degree dependent upon the successful completion of the company's initial public offering or the sale of the venture stage company to another company, which may not occur for a period of several years after the date of the Fund's investment, if ever.

Common and preferred stocks. Stocks represent share ownership in a company. Generally, preferred stock pays a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. These investments would be made primarily for their capital appreciation potential. The Fund may purchase trust preferred securities, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Initial public offerings. The Fund may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a company's first offering of stock to the public. Shares are given a market value reflecting expectations for the company's future growth. Companies engaged in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

Warrants. A warrant is a form of derivative (described below) that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time.

Convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Depositary receipts. The Fund may invest in American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Investment companies. The Fund may invest in securities issued by registered and unregistered investment companies. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Fund's total assets in any one investment company and (3) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

Exchange-traded funds. The Fund may invest in shares of exchange-traded investment companies (collectively, "ETFs") which are typically designed to provide investment results corresponding to a securities or commodities index. ETFs are frequently units of beneficial interest in an investment trust or are interests in an open-end investment company, in each case representing a portfolio of all or substantially all of the components of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the components of the benchmark index.

The values of ETFs are subject to change as the values of their respective components fluctuate according to market volatility. Investments in equity ETFs, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. Moreover, the Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies in the weighting of securities.

Equity-linked securities. The Fund may invest to a limited extent in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or sometimes a single stock. To the extent the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. Equity-linked securities may be considered illiquid.

Fixed-income securities

The Fund may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital appreciation. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Fund may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a Fund security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

Corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of gold bullion or other precious metals.

Foreign government obligations; securities of supranational entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. These securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the Asian Development Bank.

Repurchase agreements. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian, or sub-custodian employed in connection with tri-party repurchase agreement transactions, will have custody of and will segregate securities acquired by the Fund under a repurchase agreement. In connection with its third-party repurchase transactions, the Fund will employ only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with U.S. banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest and, in the case of tri-party repurchase agreements, U.S. government securities with a maturity of greater than one year, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.

U.S. government securities. The Fund may invest in U.S. Treasury securities, which include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, the Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury, and others may be supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality, or only by the credit of the U.S. government agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. government currently provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

Zero coupon, pay-in-kind and step-up securities. The Fund may invest in zero coupon securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The Fund may invest in pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds. The Fund also may purchase step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Short selling

Although it has no current intention to do so, the Fund may engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. If the Fund engaged in short sale transactions, it would not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. Until the Fund closes its short position or replaces the borrowed security, it will (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short or (2) otherwise cover its short position.

Borrowing money

The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets. The Fund does not currently intend to borrow money for investment purposes (leveraging).

Forward commitments

The Fund may purchase securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Lending portfolio securities

The Fund may, but does not currently intend to, lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by SPARX to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to repurchase agreements or other high quality instruments with short maturities.

Derivatives

The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swaps, for a variety of reasons, including to hedge certain risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance. No assurance can be given that any of these instruments will be available to the Fund on a cost-effective basis, that they will be used, or, if used, will achieve the intended result.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, SPARX will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Neither the Trust nor the Fund will be a commodity pool. In addition, as a registered investment company, the Trust has filed notice with the Commodity Futures Trading Commission and National Futures Association of its eligibility for an exclusion from the definition of commodity pool operator and, therefore, neither the Trust nor the Fund is subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Futures transactions—general. The Fund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities that are traded on domestic exchanges or those which are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Fund, which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures by the Fund also is subject to the ability of SPARX to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific futures transactions. The Fund may purchase and sell currency, stock index and interest rate futures contracts. A currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options—general. The Fund may purchase call and put options and may write (i.e., sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options that it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific options transactions. The Fund may purchase and sell call and put options in respect of currencies, specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. Options on currency convey the right to buy or sell the underlying currency at a price that is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

The Fund may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by the Fund of options will be subject to the ability of SPARX to predict correctly movements in the prices of individual stocks, the stock market generally or currencies. To the extent such predictions are incorrect, the Fund may incur losses.

Swaps. The Fund may enter into currency, equity, interest rate and index swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), or in a "basket" of securities representing a particular index. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

Foreign currency transactions. The Fund may, but is not obligated to, continue to hedge its exposure to Japanese yen. The Fund also may seek to gain exposure to the foreign currency in an attempt to realize gains. The Fund's success in these transactions will depend principally on the ability of SPARX to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

Future developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or SAI.

Simultaneous investments

Investment decisions for the Fund are made independently from those of other clients advised by SPARX. If, however, such other clients desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. The Fund, together with other clients advised by SPARX and its affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely the Fund's ability to dispose of some or all of its positions should it desire to do so.

INVESTMENT RESTRICTIONS

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of Japanese companies. The Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change with respect to its 80% policy.

The Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund's investment objective also cannot be changed without a shareholder vote. Investment restrictions numbered 9 through 12 are not fundamental policies and may be changed by the Board of Trustees at any time. The Fund may not:

1.	invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation;

2.	invest more than 25% of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

3.	invest in commodities or commodities contracts, except that the Fund may enter into forward contracts, options, futures contracts, options on futures contracts, swap agreements and other derivatives;

4.	purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts (including mortgage-related securities);

5.	borrow money or issue senior securities, except to the extent permitted under the 1940 Act, and provided that the entry into forward contracts, options, futures contracts, options on futures contracts, swap agreements and other derivatives and effecting short sales shall not constitute borrowing or the issuance of senior securities;

6.	lend securities or make loans to others, except to the extent permitted under the 1940 Act, and provided that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements;

7.	act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities;

8.	purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in forward contracts, options, futures contracts, and options on futures contracts, and provided that effecting short sales will be deemed not to constitute a margin purchase;

9.	invest in the securities of a company for the purpose of exercising management or control;

10.	purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

11.	pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a forward commitment, when-issued or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions; or

12.	purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of the Fund's investments or amount of total assets will not be considered a violation of any of the foregoing restrictions. With respect to Investment Restriction No. 5, however, if borrowings exceed the amount permitted under the 1940 Act as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess. With respect to Investment Restriction No. 2, the percentage of assets invested in an industry will be determined by reference to the 33 industry groups of the Securities Identification Code Committee, which are adopted by the various stock exchanges in Japan, including the Tokyo Stock Exchange as well as JASDAQ (Japan's primary over-the-counter market).

MANAGEMENT

The Trust's Board of Trustees is responsible for the management and supervision of the Fund and approves all significant agreements with those companies that furnish services to the Fund.

The Trustees and executive officers of the Trust, together with information as to their principal occupations during at least the last five years, are shown below.

Name (Age) Address(1)	Position(s) with the Trust	Principal Occupation(s) During Past 5 Years(2)	Other Directorships Held

Non-Interested Trustees:(3) Jack R. Thompson (56)	Chairman of the Board of Trustees (Trustee since September 2003)	Private investor since April 2003. From May 1999 to April 2003, President and Trustee of all investment companies managed and/or distributed by Berger Financial Group LLC.	The Russell Fund Complex (an investment company complex comprised of 39 funds)

Alice Kane (57)	Trustee since April 2005	Chair and Chief Executive
Officer, Q-Cubed Advisors
since September 2004. From
October 2002 to April 2004,
Chair and Founder, Blaylock
Asset Management, and
investment banker, Blaylock
Partners. From June 1998 to
November 2000, Executive Vice
President, American General
Asset Management, and
President, American General
Fund Group.	Guess?, Inc. (clothing manufacturer)

Robert Straniere (64)	Trustee since April 2005	Counsel, Fischer and Fischer Law Firm since 1995. Owner, The Straniere Law Firm since 1989. From 1981 to 2004, Member, New York State Assembly	Reich & Tang Fund Group (an investment company complex comprised of 16 funds); Weiss Peck & Greer Fund Group (an investment company complex comprised of four funds)

Interested Trustee:(4)

Takashi Tsuchiya (46)	Trustee since September 2004 and President since June 2005	Executive Vice President of SPARX. Prior to joining SPARX, Senior Client Service Manager at J.P. Morgan Investment Management, Inc. since 1992 in both Tokyo and New York.	None

1.	The address of each Trustee is 360 Madison Avenue, New York, New York 10017. Each Trustee serves an indefinite term, until a successor is elected and qualified.

2.	The Trust is not part of a fund complex or group, and, accordingly, the Trustees do not serve on the board of any other registered investment company in a complex or group with the Trust.

3.	Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust ("Non-Interested Trustees").

4.	Mr. Tsuchiya is an "interested person" (as defined in the 1940 Act) of the Trust ("Interested Trustee") because of his position with SPARX and its affiliates and UMB Distribution Services, LLC, the Fund's distributor ("UMB Distribution Services").

Name (Age) Address(1)	Position(s) with the Trust (Since)(2)	Principal Occupation(s) During Past 5 Years

Other Officers: Eugene L. Podsiadlo (49)	Executive Vice President (Officer since August 2003)

Associated with SPARX since August 2003.
Managing Partner, Financial Foundry, LLC
since April 2002. Registered principal with
UMB Distribution Services since 2002. From 2001 to 2005, Consultant and/or Director,
Wasatch Advisors, Inc. From 1994 to 2001, Managing Director, Warburg Pincus/Credit
Suisse Asset Management and President,
Warburg Pincus Funds.

Erik Kleinbeck (34)	Treasurer (August 2003) Secretary (December 2004)	Managing Director and Treasurer of SPARX
(employed by SPARX since 2003). From 2002
to 2003, Vice President, Client Portfolio
Manager, Japan Equities for Credit Suisse Asset Management LLC. From 2000 to 2002,
Vice President, Business Development,
Warburg Pincus Asset Management (Japan), Inc.

James W. Cox (51)	Chief Compliance Officer (October 2004)	SPARX Group General Counsel (employed by
SPARX or its affiliates since 2003). Counsel
and Global Head of Legal & Compliance,
SPARX Fund Services, Inc. since 2001.
Outside Legal Counsel to SPARX Asset
Management since 1989.

1.	The address of each officer is SPARX, 360 Madison Avenue, New York, New York 10017.

2.	Each officer serves an indefinite term, until his successor is elected and qualified.

The Trust has standing audit and nominating committees, each comprised of the Non-Interested Trustees. The function of the audit committee is to (1) oversee the Trust's accounting and financial reporting processes and the audits of the Trust's financial statements, (2) assist in Board oversight of the quality and integrity of the Trust's financial statements and the Trust's compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Trust's independent registered public accounting firm and the Board. The function of the nominating committee is to select and nominate all candidates who would be Non-Interested Trustees of the Trust for election to the Trust's Board of Trustees. The nominating committee does not normally consider nominees recommended by shareholders. The Trust also has a standing valuation committee, comprised of Mr. Tsuchiya and any one Non-Interested Trustee. The primary function of the valuation committee is to assist in valuing the Fund's investments. The audit committee met once and the valuation committee met three times during the fiscal year ended October 31, 2004. The nominating committee did not meet during the fiscal year ended October 31, 2004.

As of October 31, 2004, none of the Trustees or his immediate family members owned securities of SPARX or UMB Distribution Services or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with SPARX or UMB Distribution Services.

Each Trustee who is not an employee or an affiliated person of SPARX is paid an annual fee of $10,000 and is reimbursed for travel and other out-of-pocket expenses. The Trust does not compensate officers or Trustees who are employees or affiliated persons of SPARX. The aggregate amount of compensation paid to each Trustee for the fiscal year ended October 31, 2004 was:

Trustee                              Aggregate Compensation from the Trust*
--------------------------------------------------------------------------------

Alice Kane**                                           $0

Roger Reinlieb**                                    $10,000

Michael J. Shimoko***                                  $0

Robert Straniere**                                     $0

Jack R. Thompson                                    $10,000

Takashi Tsuchiya***                                    $0

*	Retirement benefits are not offered as part of the compensation for Trustees.

**	On April 12, 2005, Mr. Reinlieb resigned from the Board of Trustees and was replaced by Ms. Kane and Mr. Straniere.

***	On September 14, 2004, Mr. Shimoko resigned from the Board of Trustees and was replaced by Mr. Tsuchiya. Neither Mr. Shimoko nor Mr. Tsuchiya, as Interested Trustees, is entitled to compensation for serving as Trustee.

The table below indicates the dollar range of each Trustee's ownership of Trust shares as of December 31, 2004.

Trustee                                       SPARX Funds Trust
-----------------------------------------------------------------------------------

Alice Kane*                                            $0

Roger Reinlieb*                                       N/A

Michael J. Shimoko**                                  N/A

Robert Straniere*                                      $0

Jack R. Thompson                               $10,001 - $50,000

Takashi Tsuchiya**                                     $0

*	On April 12, 2005, Mr. Reinlieb resigned from the Board of Trustees and was replaced by Ms. Kane and Mr. Straniere.

**	On September 14, 2004, Mr. Shimoko resigned from the Board of Trustees and was replaced by Mr. Tsuchiya.

As of January 31, 2005, the Trust's Trustees and officers, as a group, owned less than 1% of the Fund's Investor Shares outstanding and 1.2% of the Fund's Institutional Shares outstanding.

Investment Adviser and Investment Advisory Agreement

SPARX Investment & Research, USA, Inc., 360 Madison Avenue, New York, New York 10017, has entered into an investment advisory agreement (the "Advisory Agreement") with the Trust on behalf of the Fund. Founded in 1994, SPARX is a wholly-owned subsidiary of SPARX Asset Management Co., Ltd. ("SPARX Tokyo"), headquartered in Tokyo, and is part of the SPARX group of companies ("SPARX Group"). SPARX Tokyo, a public company traded on JASDAQ, is controlled by majority shareholder and Chairman, Mr. Shuhei Abe. Pursuant to the Advisory Agreement, SPARX regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities. SPARX is registered as an investment adviser with the SEC.

Under the terms of the Advisory Agreement, SPARX will pay the compensation of all personnel of the Trust, except the fees of Non-Interested Trustees. SPARX will make available to the Fund such of SPARX's members, officers and employees as are reasonably necessary for the operations of the Fund, or as may be duly elected officers or trustees of the Trust. Under the Advisory Agreement, SPARX also pays the Fund's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. SPARX, including its employees who serve the Fund, may render investment advice, management and other services to other clients.

As compensation for its services, the Trust has agreed to pay SPARX an investment advisory fee, accrued daily and payable monthly, at the annual rate of 1.00% of the Fund's average daily net asset value.

For the fiscal year ended October 31, 2004, the advisory fee payable by the Trust to SPARX amounted to $58,090, all of which amount was waived by SPARX pursuant to an undertaking in effect resulting in no management fees being paid by the Trust for such period.

For the fiscal year ending October 31, 2006, SPARX has agreed to waive its advisory fees or otherwise bear the expenses of the Fund to the extent the aggregate expenses of the Fund exceed 1.50% and 1.25% of the value of the Fund's Investor shares' and Institutional shares' average daily net assets, respectively.

The Advisory Agreement provides that the Fund pays all of its expenses that are not specifically assumed by SPARX. Expenses payable by the Fund include, but are not limited to, brokerage commissions and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; extraordinary expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Trust; the fees and expenses of the custodian and transfer agent of the Trust; interest expenses and commitment fees on borrowings; clerical expenses of issue, redemption or repurchase of shares of the Fund; the expenses and fees for registering and qualifying securities for sale; the fees of Trustees of the Trust who are not employees or affiliated persons of SPARX or its affiliates; travel expenses of all Trustees, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, Investor shares of the Fund are subject to an annual distribution and servicing fee. See "Distribution and Servicing Plan."

The Advisory Agreement is subject to annual approval by (1) the Trust's Board of Trustees or (2) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Non-Interested Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. As to the Fund, the Advisory Agreement is terminable without penalty, on 60 days' notice, by the Trust's Board of Trustees or by vote of the holders of a majority of the shares of the Fund, or, upon not less than 90 days' notice, by SPARX. The Advisory Agreement will terminate automatically, as to the Fund, in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of SPARX, or of reckless disregard of its obligations thereunder, SPARX shall not be liable for any action or failure to act in accordance with its duties thereunder.

In approving the current Advisory Agreement, the Trustees reviewed a report designed to compare contractual and actual advisory fees and operating expense components of the Fund to relevant peer groups of mutual funds. The Trustees also considered a number of other factors, including: the nature, quality and scope of the services provided by SPARX; the investment management expertise of SPARX in respect of the Fund's investment strategies; the investment philosophy and investment approach as applied to the Fund by SPARX; the personnel, resources, technology utilization, business reputation, financial condition and experience of SPARX; fee waivers and expense reimbursements by SPARX; the relationship between the fees paid to SPARX under the Advisory Agreement and the Trust's Shareholder Servicing and Distribution Plan; and benefits that accrue to SPARX or its affiliates by virtue of their relationship with the Trust, including any research and similar service arrangements with brokers who execute transactions on behalf of the Fund. After having the opportunity to request and review such additional information, as they deemed necessary, the Trustees concluded that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Administrator, Transfer Agent, Custodian and Distributor

The Trust has entered into an Administration and Fund Accounting Agreement (the "Administration Agreement") with UMB Fund Services, Inc. ("UMB Services"), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, to provide certain administrative and fund accounting services to the Fund. UMB Services receives a monthly fee from the Fund at the annual rate of 0.10% of the first $250 million of the Fund's average daily net assets, decreasing as assets reach certain levels, plus out-of-pocket expenses.

UMB Services' services include, but are not limited to, the following: calculating daily net asset values for the Fund; overseeing the Fund's custodian; assisting in preparing and filing all federal income and excise tax filings (other than those to be made by the Fund's custodian); overseeing the Fund's fidelity insurance relationships; preparing notice and renewal securities filings pursuant to state securities laws; compiling data for and preparing notices to the SEC; preparing financial statements for the annual and semi-annual reports; monitoring the Fund's expenses and status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"); and generally assisting the Fund's administrative operations.

UMB Services, at its own expense, and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required by it under the Administration Agreement. Under the Administration Agreement, UMB Services is not liable for any loss suffered by the Fund or its shareholders in connection with the performance of the Administration Agreement, except a loss resulting from the willful misfeasance, bad faith or gross negligence on the part of UMB Services in the performance of its duties or reckless disregard of its obligations and duties. In the Administration Agreement it is also provided that UMB Services may provide similar services to others, including other investment companies.

UMB Services is also the Trust's transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, UMB Services arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Trust and the payment of dividends and distributions payable by the Trust. For these services, UMB Services receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month and is reimbursed for certain out-of-pocket expenses.

UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri 64106, an affiliate of UMB Services, acts as the Trust's custodian. As the Trust's custodian, UMB Bank, n.a., among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and disburses the Fund's assets in payment of its expenses. The custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.

UMB Distribution Services, LLC, 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, an affiliate of UMB Services, serves as the distributor of the Fund's shares and conducts a continuous offering. As the distributor, it acts as exclusive agent for the Fund in selling its shares to the public. UMB Distribution Services is not obligated to sell any certain number of shares of the Fund.

Code of Ethics

The Fund and SPARX have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the Fund. The codes of ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the codes' disclosure and other procedures. The primary purpose of the codes is to ensure that personal trading by employees does not disadvantage advisory clients, including the Fund.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

The Board has delegated authority for making voting decisions with respect to Fund portfolio securities to SPARX. SPARX has adopted a proxy voting policy (the "Policy") that provides as follows:

•	SPARX generally votes proxies in a manner consistent with decisions of the Corporate Governance Committee of SPARX Group (the "Committee"), which makes voting decisions pursuant to its Japanese Equity Voting Guidelines (the "Guidelines"), unless as otherwise permitted by the Policy (such as when specific interests and issues require that a client's vote be cast differently from the Committee's decision in order to act in the best economic interests of clients).

•	Where a material conflict of interest has been identified and the matter is covered by the Guidelines, proxies are voted in accordance with the Guidelines. Where a conflict of interest has been identified and the matter is not covered in the Guidelines, SPARX will disclose the conflict and the determination of the manner in which to vote to the Fund's Audit Committee.

•	SPARX may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its clients' overall best interests not to vote.

The Guidelines address proxy voting on particular types of matters such as elections for directors, adoption of option plans and anti-takeover proposals. For example, the Committee's decisions generally will:

•	support management in most elections for directors, unless there are clear concerns about the past performance of the company or the board fails to meet minimum corporate governance standards;

•	support option plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership and more closely align employee interests with those of shareholders; and

•	vote for mergers, acquisitions and sales of business operations, unless the impact on earnings or voting rights for one class or group of shareholders is disproportionate to the relative contributions of the group or the company's structure following the acquisition or merger does not reflect good corporate governance, and vote against such actions if the companies do not provide sufficient information upon request concerning the transaction.

The Trust's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC's website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

DETERMINATION OF NET ASSET VALUE

Net asset value per share for each class of the Fund is determined by UMB Services for the Trust on each day the Fund is open for business. These are generally the same days the New York Stock Exchange ("NYSE") is open for business. The NYSE is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for each class is determined by dividing the value of the total assets of the Fund represented by such class, less all liabilities, by the total number of Fund shares of such class outstanding. Since the Fund invests in Japanese securities, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The value of the Fund's assets is based on the current market value of its investments. For securities with readily available market quotations, the Fund uses those quotations for pricing. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there is no such reported sale or the valuation is based on the over-the-counter market, a security will be valued at the mean between the bid and asked quotations. Trading in securities on Japan exchanges and over-the-counter markets ordinarily is completed well before the Fund's net asset value is calculated. If securities do not have readily available market quotations, including circumstances under which market prices are determined not to be accurate (such as events materially affecting the value of securities occurring between the time when market price is determined and calculation of the Fund's net asset value), such securities are valued at their fair value, as determined in good faith in accordance with procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect the affected portfolio securities' value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Using a fair value pricing methodology to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other investment companies to calculate their net asset values.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services, which are based primarily on institutional trading in similar groups of securities, or by using brokers' quotations. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees.

PORTFOLIO TRANSACTIONS

General

Subject to the supervision of the Board of Trustees, SPARX is primarily responsible for the investment decisions and the placing of portfolio transactions for the Fund. In arranging for the Fund's securities transactions, SPARX is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, SPARX considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; SPARX's knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; SPARX's knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

Purchase and sale orders for securities held by the Fund may be combined with those for other clients of SPARX in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. SPARX generally allocates available investment opportunities equitably over time among the Fund and other clients of SPARX or its affiliates.

Research and statistical information

Consistent with the requirements of best execution, brokerage commissions on the Fund's transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. SPARX may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where SPARX has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to SPARX's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

SPARX receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations for valuation purposes.

Any research received in respect of the Fund's brokerage commissions may be useful to the Fund, but also may be useful in the management of the account of other clients of SPARX. Similarly, the research received for the commissions of such other clients may be useful for the Fund.

Disclosure of portfolio holdings

It is the policy of the Fund to protect the confidentiality of its portfolio holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose its ten largest holdings as reported on a month-end basis, along with monthly portfolio commentary discussing certain fund holdings during that month, on its website at the following Internet address: www.sparxfunds.com under "Fact Sheets" or "Top Holdings & Sector Allocation," approximately 30 days after such month end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current. The Fund also will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.

If portfolio holdings are released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for doing so, and none of the Fund or SPARX or its affiliates may receive any compensation in connection with an arrangement to make available information about the Fund's portfolio holdings.

The Fund may also disclose any and all portfolio information to its service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the Fund's investment adviser, custodian, auditors, administrator, and each of their respective affiliates and advisors. Disclosure of the Fund's portfolio holdings may be authorized only by the Fund's Chief Compliance Officer, and any exceptions to this policy are reported to the Board of Trustees.

HOW TO BUY AND HOW TO SELL SHARES

By investing in the Fund other than through a financial adviser, broker-dealer or other financial intermediary ("Financial Intermediaries"), a shareholder appoints the Fund's transfer agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

Purchases in kind

Shares of the Fund may be purchased in exchange for securities that are permissible investments for the Fund, subject to SPARX's determination that the securities and the terms of the transaction are acceptable. Securities accepted in exchange for Fund shares will be valued in accordance with the Trust's valuation procedures. In addition, securities accepted in exchange for Fund shares are required to be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable (and not established only by fair valuation procedures).

Redemption fee

The Fund will impose a redemption fee equal to 2.00% of the net asset value of shares acquired by purchase or exchange and redeemed or exchanged within 60 days after such shares were acquired. This fee will be calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. In addition, no redemption fee will be charged in connection with certain retirement plans, as approved by the Fund or its agent. The redemption fee may be waived, modified or terminated at any time, or from time to time.

Redemption commitment

The Trust has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Trust's Board of Trustees reserves the right to make payments, in whole or in part in portfolio securities or other assets of the Fund in cases of emergency or at any time that SPARX believes a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN
(Investor shares only)

The Fund has adopted a Shareholder Servicing and Distribution Plan for its Investor shares (the "Plan"), in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays a fee calculated at an annual rate of 0.25% of the average daily net assets of the Investor shares of the Fund that may be used to compensate Financial Intermediaries for providing Services (as defined below) to the Fund. Services include (1) ongoing servicing and/or maintenance of the accounts of holders of Investor shares of the Fund, as set forth in the Plan ("Shareholder Services") and (2) services that are primarily attributable to the sale of the Investor shares, as set forth in the Plan ("Selling Services," and together with Shareholder Services, "Services").

Shareholder Services may include, without limitation, responding to inquiries from holders of Investor shares. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Investor shares of prospectuses and SAIs describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to Investor shares; (c) providing telephone services relating to the Fund; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and services expenses actually incurred.

Financial Intermediaries also may receive compensation from SPARX or its affiliates. In addition, to the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activities outside of the Plan and such payments and activities are not subject to its limitations.

For the fiscal year ended October 31, 2004, the Fund paid UMB Distribution Services $2,516 with respect to Investor shares, pursuant to the Plan.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and net realized capital gains, if any, on the Fund generally will be declared and paid at least annually, and may be declared and paid more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Dividends for each class of the Fund will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one class and not by the other, such as fees payable under the Plan. Investor shares will typically receive lower per share dividends than Institutional shares because of the higher expenses borne by Investor shares.

TAXATION

Management intends for the Fund to qualify as a "regulated investment company" under Subchapter M of the Code, if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund will pay no federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If the Fund did not qualify as a regulated investment company, it would be treated, for tax purposes, as an ordinary corporation subject to federal income tax. The term "regulated investment company" does not imply the supervision of management of investment practices or policies by any government agency.

Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of the shares below the investor's cost of those shares. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of the Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

In general, dividends (other than capital gain dividends) paid by the Fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Fund's income consists of dividends paid by Japanese corporations and certain other foreign corporations, as well as U.S. corporations, on shares that have been held by the Fund for at least 61 days during the 120-day period commencing 60 days before the shares become ex-dividend. In order to be eligible for the preferential rate, the investor in the Fund must have held his or her shares in the Fund for at least 61 days during the 120-day period commencing 60 days before the Fund shares become ex-dividend. Additional restrictions on an investor's qualification for the preferential rate may apply.

A dividend or capital gains distribution with respect to shares held by a tax-deferred or qualified plan, such as an IRA or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the income earned by the qualified plan.

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Income received by the Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not expected that the Fund will be eligible to "pass through" to its investors any such foreign taxes, and accordingly, it is not expected that you will be entitled to claim a deduction or credit on account of any such foreign taxes when computing your federal income tax liability.

If you are neither a resident nor a citizen of the United States, or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies; provided, however, that for taxable years of the Fund beginning after December 31, 2004, but not beginning after December 31, 2007, your interest-related dividends and short-term capital gain dividends from the Fund generally will not be subject to such U.S. withholding tax if the Fund receives prescribed certifications from you as to your non-U.S. status.

Certain of the Fund's investments and investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain deductions or losses, or accelerate certain income or gains, of the Fund, affect the holding period of assets held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes.

Gain or loss, if any, realized by the Fund from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such Section 1256 contract as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

Offsetting positions held by the Fund involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

If the Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities that it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

If the Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income. Dividends from the Fund that are attributable to dividends from a PFIC are not eligible for taxation to U.S. individual shareholders at preferential dividend tax rates discussed above.

If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (1) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Fund; (2) treat their income from the Fund as being from foreign sources to the extent that the Fund's income is from foreign sources; and (3) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

It is anticipated that the Fund will be operated so as to meet the requirements of the Code to "pass through" to shareholders of the Fund credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share of (1) the foreign taxes paid, and (2) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Fund's activities or to discuss state and local tax matters affecting the Fund.

INFORMATION ABOUT THE TRUST AND THE FUND

The Trust is a Massachusetts business trust organized on July 24, 1995; since that time until October 31, 2003, the Trust did not engage in any activities. Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held liable for the obligations of the Fund. However, the Trust's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in the agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trust intends to conduct its operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by class is required by law or where the matter involved affects only one class. As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to the Trust or the Fund, the vote of the lesser of (1) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Trust or Fund, as the case may be, are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or Fund, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Trust. Each share of the applicable class of the Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trust's Board of Trustees. In the event of the liquidation of the Fund, shares of each class of the Fund are entitled to receive the assets attributable to such class of the Fund that are available for distribution based upon the relative net assets of the applicable class.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Trustees or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.

The Trust is a "series fund," which is a mutual fund that may be divided into separate investment portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one fund is not deemed to be a shareholder of any other fund. For certain matters shareholders vote together as a group; as to others they vote separately by fund.

To date, the Board of Trustees has authorized the creation of one series. All consideration received by the Trust for shares of the Fund, and all assets in which such consideration is invested, will belong to the Fund (subject only to the rights of creditors of the Trust) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, the Fund would be treated separately from those of another fund subsequently created. The Trust has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by such matter. Rule 18f-2 further provides that a fund shall be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical or that the matter does not affect any interest of such fund. The Rule exempts the selection of independent auditors and the election of Trustees from the separate voting requirements of the rule.

The Fund will send annual and semi-annual financial statements to its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of the shares of the Trust offered hereby have been passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm for the Trust.

ADDITIONAL INFORMATION

The Trust's Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

As of January 31, 2005, no person owned of record or was known by the Fund to own beneficially 5% or more of a class of the Fund's outstanding shares except the following:

Name and Address	Percentage of Total Investor Shares Outstanding

Charles Schwab & Co. Inc. - Special Custody* A/C FBO Customers 101 Montgomery Street San Francisco, CA 94104	51.68%

National Investor Services* FBO Customers 55 Water Street, 32nd Floor New York, NY 10041	10.93%

Andrew Balson West Newton, MA	8.02%

SPARX Investment & Research, USA, Inc. 360 Madison Avenue, 22nd Floor New York, NY 10017	5.46%

Name and Address	Percentage of Total Institutional Shares Outstanding

National Investor Services* FBO Customers 55 Water Street, 32nd Floor New York, NY 10041	25.33%

Charles Schwab & Co. Inc. - Special Custody* A/C FBO Customers 101 Montgomery Street San Francisco, CA 94104	20.27%

SPARX Investment & Research, USA, Inc. 360 Madison Avenue, 22nd Floor New York, NY 10017	13.29%

James E. Moltz, Trustee and Barbara V. Moltz, Trustee; c/o ISI Inc. New York, NY	7.35%

* The Fund believes that this entity is not the beneficial owner of shares held of record by it.

A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.